UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2014

MetaStat, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52735                                                                                                                       20-8753132
(Commission File Number)                                                                                     (IRS Employer Identification No.)

8 Hillside Avenue, Suite 207
Montclair, New Jersey 07042
(Address of principal executive offices and zip code)

(973) 744-7618
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Amendments to Existing Additional 2014 Notes and Convertible Note and Warrant Purchase Agreements

On January 14, 2014, MetaStat, Inc. (the “Company”) accepted subscriptions pursuant to separate Convertible Note and Warrant Purchase Agreements entered into with certain accredited investors identified therein for the issuance and sale in a private placement consisting of, in the aggregate: (a) $650,000 of convertible promissory notes (the “Additional 2014 Notes”) convertible into shares of the Company’s common stock and (b) four-year warrants to purchase up to 108,333 shares of common stock at an exercise price of $2.10 per share (the “Private Placement”).

On February 28, 2014, the Company entered into certain amendments (the “Amendments”) to its outstanding Additional 2014 Notes and Convertible Note and Warrant Purchase Agreements with the holders of the Additional 2014 Notes.  The Amendments provided that the Company may raise up to $1,250,000 in the Private Placement.

Issuance of Additional 2014 Notes

On February 28, 2014, the Company issued (a) Additional 2014 Notes in the principal amount of  $205,000 convertible into shares of the Company’s common stock and (b) four-year warrants to purchase up to 34,167 shares of common stock at an exercise price of $2.10 per share.

On March 4, 2014, the Company issued (a) Additional 2014 Notes in the principal amount of  $150,000 convertible into shares of the Company’s common stock and (b) four-year warrants to purchase up to 25,000 shares of common stock at an exercise price of $2.10 per share.

As of March 4, 2014, the Company has issued Additional 2014 Notes in the aggregate principal amount of $1,005,000.

Axiom Capital Management, Inc. (“Axiom”) acted as exclusive placement agent in connection with the Private Placement. Axiom was paid an aggregate cash placement fee of $13,200 plus the reimbursement of customary expenses including legal fees in connection with the Private Placement.

Disclosure of the material terms of the Additional 2014 Notes is contained in the Company’s Current Report on Form 8-K filed on January 21, 2014.

The foregoing description of the Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) form of Convertible Note and Warrant Purchase Agreement filed as Exhibit 10.1 hereto; (ii) form of Additional 2014 Note issued in the Private Placement filed as Exhibit 4.1 hereto; (iii) form of Warrant issued in the Private Placement filed as Exhibit 4.2 hereto; and (iv) form of Amendment No. 1 to the outstanding Additional 2014 Notes filed as Exhibit 4.3 hereto; and (v) form of Amendment No. 1 to the outstanding Additional 2014 Purchase Agreements filed as Exhibit 10.2 hereto.

Item 2.03.  Creation of a Direct Financial Obligation.

The disclosure set forth under Item 1.01 above is hereby incorporated in its entirety under this Item 2.03.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, on February 28 and March 4, 2014, the Company accepted additional subscriptions pursuant to the Private Placement.  The issuance of securities in the Private Placement was exempt from registration pursuant to Section 4(2) of, and Regulation D promulgated under, the Securities Act of 1933, as amended.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1	Form of Convertible Promissory Note dated January 14, 2014 (incorporated by reference to the Current Report on Form 8-K filed on January 21, 2014).

4.2	Form of Warrant dated January 14, 2014 (incorporated by reference to the Current Report on Form 8-K filed on January 21, 2014).

4.3	Form of Amendment No. 1 to the outstanding Additional 2014 Notes.

10.1	Form of 2014 Convertible Note and Warrant Purchase Agreement dated January 14, 2014 (incorporated by reference to the Current Report on Form 8-K filed on January 21, 2014).

10.2	Form of Amendment No. 1 to the outstanding Additional 2014 Purchase Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METASTAT, INC.

By:   /s/ Oscar L. Bronsther
        Name Oscar L. Bronsther
        Title:  Chief Executive Officer

Dated: March 6, 2014